                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                 Date of Report (Date of earliest event reported)
                                     October 21, 1997




                          SECURITY FIRST CORP.
----------------------------------------------------------------------
       (Exact name of Registrant as specified in its charter)



   Delaware                 0 - 21212               34-1724675
-----------------------------------------------------------------------
 (State or other     (Commission File No.)       (IRS Employer
 jurisdiction of                                   Identification
 incorporation)                                        No.)



1413 Golden Gate Boulevard, Mayfield Heights, Ohio  44124-1800
------------------------------------------------------------------------
  (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code (216) 449-3700
------------------------------------------------------------------------



                              N/A
-------------------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 5.     Other Events
            ------------

     On October 21, 1997, Security First Corp. ("Security") issued the attached press release announcing second quarter earnings for fiscal 1998 and the favorable settlement of its litigation with U.S. Die Casting and Development Company.

     The press release of Security is filed as an exhibit to this Report and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits
            ---------------------------------


     (c)     Exhibits.

     The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SECURITY FIRST CORP.



Date: October 21, 1997           By: /s/ Austin J. Mulhern
      -------------------          -----------------------------------
                                    Austin J. Mulhern
                                     President, Chief Operating
                                        Officer and Director

                          EXHIBIT INDEX






Exhibit
Number                    Description



99        Registrant's press release dated October 21, 1997.